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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                        Date of Report: November 12, 2002



                         SUNOCO LOGISTICS PARTNERS L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     1-31219               23-3096839

   ---------------             -------------          --------------
  (State or other              (Commission           (IRS employer
   jurisdiction of              file number)         identification
   incorporation)                                    number)


        Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699
        -----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


                                 (215) 977-3000
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         -------------

     On November 12, 2002, Sunoco Logistics Partners L.P. issued a press release announcing that it has agreed to purchase a 43.8 percent interest in the West Texas Gulf Pipe Line Company for $10.6 million. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (c) Exhibits
         --------

          99.1 Sunoco Logistics Partners L.P. Press Release dated November 12, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SUNOCO LOGISTICS PARTNERS L.P.
                                  By:  Sunoco Partners LLC,
                                         its General Partner

                                       By:  /s/ SEAN P. McGRATH
                                            -------------------
                                            Sean P. McGrath
                                            Comptroller
                                            (Principal Accounting Officer)


                                      Date: November 12, 2002

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                    Exhibit
-------   --------------------------------------------------
 99.1 Sunoco Logistics Partners L.P. Press Release dated November 12, 2002